Exhibit 99.1



                                  JAVACO, INC.


                          Audited Financial Statements


                           DECEMBER 31, 2007 AND 2006

                                Table of Contents

                                                                           Page
                                                                           ----
Audited Financial Statements:

  Report of Independent Certified Public Accountant                         1

  Balance Sheets                                                            2-3

  Statements of Operations                                                  4

  Statement of Stockholders' Equity                                         5

  Statements of Cash Flows                                                  6

  Notes to the Financial Statements                                         7-9

                            GATELY & ASSOCIATES, LLC
                                 WINTER PARK, FL


          REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANT

To the Board of Directors and shareholder
Javaco, Inc.
Hilliard, OH

We have audited the accompanying balance sheets of Javaco, Inc. as of December 31, 2007 and 2006, and the related statements of operations, equity and cash flows for the twelve months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Javaco, Inc., as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the twelve months then ended in conformity with U.S. generally accepted accounting principles.


/s/ Gately & Associates, LLC
------------------------------------
Gately & Associates, LLC
June 26, 2008

                                  JAVACO, INC.
                                  BALANCE SHEET
                        AS OF DECEMBER 31, 2007 AND 2006


                                     ASSETS

                                               12/31/2007            12/31/2006
                                               ----------            ----------
CURRENT ASSETS
  Cash                                         $    7,539            $      450
  Prepaid expense                                   3,217                    --
  Accounts receivable                           1,525,404               808,512
  Inventory                                       559,179               514,822
  Due from employee                                   901                 4,792
  Due from related party - Javacable                6,560                 6,422
                                               ----------            ----------

      Total Current Assets                      2,102,800             1,334,998
                                               ----------            ----------

PROPERTY AND EQUIPMENT
  Computer equipment and software                  18,467                15,695
  Furniture and fixture                             3,919                 3,676
  Vehicles                                         36,848                36,848
  Forklift                                          3,744                 3,744
  Less accumulated depreciation                   (37,187)              (34,170)
                                               ----------            ----------

      Total Property and Equipment                 25,791                25,793
                                               ----------            ----------

OTHER ASSET
  Deposits                                          4,333                    --
                                               ----------            ----------

      TOTAL ASSETS                             $2,132,924            $1,360,791
                                               ==========            ==========


   The accompanying notes are an integral part of these financial statements.

                                  JAVACO, INC.
                                  BALANCE SHEET
                        AS OF DECEMBER 31, 2007 AND 2006


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                 12/31/2007           12/31/2006
                                                 ----------           ----------
CURRENT LIABILITIES
  Bank overdraft                                 $       --           $   24,068
  Accounts payable                                1,078,149              581,777
  Accrued expenses                                   29,909               40,160
  Demand note payable                               101,000                   --
                                                 ----------           ----------

      Total Current Liabilities                   1,209,058              646,005
                                                 ----------           ----------

LONG-TERM LIABILITIES
  Notes payables                                    343,382              347,196
                                                 ----------           ----------

      TOTAL LIABILITIES                           1,552,440              993,201
                                                 ----------           ----------

STOCKHOLDERS' EQUITY
  Capital Stock, 101 shares issued                      101                  101
  Retained earnings                                 580,383              367,489
                                                 ----------           ----------

      Total Stockholders' Equity                    580,484              367,590
                                                 ----------           ----------

      TOTAL LIABILITIES AND EQUITY               $2,132,924           $1,360,791
                                                 ==========           ==========


   The accompanying notes are an integral part of these financial statements.

                                  JAVACO, INC.
                             STATEMENT OF OPERATIONS
             FOR THE TWELVE MONTHS ENDING DECEMBER 31, 2007 AND 2006

                                                        12 MONTHS            12 MONTHS
                                                          ENDING               ENDING
                                                        12/31/2007           12/31/2006
                                                        ----------           ----------
SALES                                                   $5,996,761           $4,476,648
                                                        ----------           ----------
COST OF SALES
  Inventory                                              4,876,230            3,696,156
  Warehousing                                              110,330               88,742
                                                        ----------           ----------

      Total Cost of Sales                                4,986,560            3,784,898
                                                        ----------           ----------

GROSS PROFIT                                             1,010,201              691,750
                                                        ----------           ----------
SELLING GENERAL AND ADMINISTRATIVE EXPENSES
  Selling                                                  261,031              185,575
  General and administrative                               484,513              399,845
                                                        ----------           ----------

      Total Selling General and Administrative             745,544              585,420
                                                        ----------           ----------

OPERATING INCOME                                           264,657              106,330
                                                        ----------           ----------
OTHER INCOME AND (EXPENSE)
  Interest income                                              107                1,753
  Interest expense                                         (26,496)             (27,545)
  Finance charge                                            (8,321)              (6,035)
  Loss on sale of equipment                                   (326)                  --
                                                        ----------           ----------

      Total Other Income (Expense)                         (35,036)             (31,827)
                                                        ----------           ----------

NET INCOME                                              $  229,621           $   74,503
                                                        ==========           ==========

EARNINGS (LOSS) PER SHARE, BASIC                        $ 2,273.48           $   737.65

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                       101                  101


   The accompanying notes are an integral part of these financial statements.

                                  JAVACO, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                             AS OF DECEMBER 31, 2007


                                   SHARES    CAPITAL     RETAINED       TOTAL
                                   ISSUED     STOCK      EARNINGS       EQUITY
                                   ------     -----      --------       ------

Balance, December 31, 2005            100     $ 100     $ 346,385     $ 346,485
                                    =====     =====     =========     =========
On February 9, 2006 one share
 was issued for attorney services       1         1                           1

Net income                                                 74,503        74,503

Distributions                                             (53,399)      (53,399)
                                    -----     -----     ---------     ---------

Balance, December 31, 2006            101     $ 101     $ 367,489     $ 367,590
                                    =====     =====     =========     =========

Net income                                                229,621       229,621

Distrubutions                                             (16,727)      (16,727)
                                    -----     -----     ---------     ---------

Balance, December 31, 2007            101     $ 101     $ 580,383     $ 580,484
                                    =====     =====     =========     =========


   The accompanying notes are an integral part of these financial statements.

                                  JAVACO, INC.
                            STATEMENTS OF CASH FLOWS
             FOR THE TWELVE MONTHS ENDING DECEMBER 31, 2007 AND 2006

                                                                        12 MONTHS           12 MONTHS
                                                                          ENDING              ENDING
                                                                        12/31/2007          12/31/2006
                                                                        ----------          ----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                     $ 229,621           $  74,503
                                                                        ---------           ---------
  Adjustments to reconcile net income to net cash provided
   by (used in) operating activities:
     Depreciation                                                           4,794               7,569
     Stock issued as compensation                                              --                   1
     (Increase) Decrease in prepaid                                        (3,217)                 --
     (Increase) Decrease in accounts receivable                          (716,892)             67,074
     (Increase) Decrease in inventory                                     (44,357)             26,379
     (Increase) Decrease in due from employee                               3,891               5,752
     (Increase) Decrease in due related party                                (138)             (6,422)
     Increase (Decrease) in accounts payable                              496,372            (136,281)
     Increase (Decrease) in accrued expenses                              (10,251)              2,440
                                                                        ---------           ---------

         Total adjustments to net income                                 (269,798)            (33,488)
                                                                        ---------           ---------

         Net cash provided by (used in) operating activities              (40,177)             41,015
                                                                        ---------           ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash paid for furniture and equipment                                    (9,125)             (3,779)
                                                                        ---------           ---------

         Net cash flows provided by (used in) investing activities         (9,125)             (3,779)
                                                                        ---------           ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Cash received - demand note                                             101,000                  --
  Net cash received (payed) notes payable                                  (3,814)            (34,139)
  Distributions                                                           (16,727)            (12,500)
                                                                        ---------           ---------

         Net cash provided by (used in) financing activities               80,459             (46,639)
                                                                        ---------           ---------
CASH RECONCILIATION
  Net increase (decrease) in cash                                          31,157              (9,403)
  Cash or (Overdraft) - beginning balance                                 (23,618)            (14,215)
                                                                        ---------           ---------

CASH BALANCE END OF PERIOD                                              $   7,539           $ (23,618)
                                                                        =========           =========


   The accompanying notes are an integral part of these financial statements.

                                  JAVACO, INC.

                        NOTES TO THE FINANCIAL STATEMENTS

                 (Please read the independent auditors report.)


NOTE 1 --- NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Javaco, Inc., formerly known as Java Company, (the "Company") was incorporated on March 28, 2000 under the laws of the State of Ohio. The Company distributes equipment and tools for the Cable TV and Telecommunications industry. The company distributes to major television systems and their contractors in North and Latin America.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES --- Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from those estimates.

CASH AND CASH EQUIVALENTS, AND CREDIT RISK --- For purposes of reporting cash flows, the Company considers all cash accounts with maturities of 90 days or less and which are not subject to withdrawal restrictions or penalties, as cash and cash equivalents in the accompanying balance sheet.

The Company has deposits in financial institutions that insure its deposits with the FDIC up to $100,000 per depositor. There is no portion of deposits in excess of $100,000.

RECEIVABLES --- The receivables are trade receivables and due to the Company's credit policy bad debts have been immaterial and therefore no allowance for doubtful accounts has been established. The Company follows the practice of filing statutory liens on large projects when it is deemed necessary. The liens serve as collateral for receivables.

PROPERTY AND EQUIPMENT --- Property and equipment are stated at cost. Depreciation is computed using the straight-line and accelerated methods over the estimated useful lives of the assets. Expenditures for repairs and maintenance are charged to expense as incurred, as are any items purchased which are below the Company's capitalization threshold of $1,000.

For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any related gain or loss is reflected in income for the period.

REVENUE AND COST RECOGNITION--- Revenues are accounted for when a sales contract has been completed and the product has been set for delivery.

Cost of inventory is accounted on the moving average, perpetual method.

INCOME TAXES --- The Company has elected to have its income taxed under the provisions of Subchapter S of the Internal Revenue Code, which provide that, in lieu of corporate income taxes, the stockholder separately accounts for the Company's items of income, deductions, losses and credits. Accordingly, these financial statements do not include any provision for federal income taxes.

NOTE 2 --- NOTES PAYABLE

During May of 2005 the Company entered into a loan for an auto for a term of 5 years that requires payments of $586 which includes interest at a rate of 4%. The balance at December 31, 2007 is $15,655.

On March 6, 2003 the Company entered into an annual renewable revolving credit agreement in the amount $350,000 which terms are accrual of interest at a rate of .50% above prime. The current balance as of December 31, 2007 is $327,727.

NOTE 3 --- COMMITMENTS AND CONTINGENCIES

On July 25, 2007 the Company entered into an office lease for 36 months with monthly payments of $4,333during the first year, $4,500 for the second and $4,667.

Management is not aware of any contingent matters that could have a material adverse effect on the Company's financial condition, results of operations, or liquidity.

Subsequent to the year ending December 31, 2007:

The Company entered into a Small Business Administration line of credit on March 11, 2008 in the amount of $200,000 with final payment due on the 48th month.

NOTE 4 --- LITIGATION

From time to time in the normal course of business a Company may be involved in litigation. The Company has no current litigation and is not aware of any claims that are unasserted.

NOTE 5 --- RELATED PARTY

A majority shareholder of the Company operates a branch office in Mexico doing business as Javacable and is considered a related business. As of December 31, 2007 and 2006 the Company had a note receivable of $6,560 and $5,600, respectively.

A majority shareholder has loaned the Company funds in the form of an informal demand note with a minimal amount of interest accrued. The balance of the note as of December 31, 2007 and 2006 was $101,000 and $0, respectively.

NOTE 6 --- STOCKHOLDER EQUITY

Upon incorporation, March 28, 2000, the Company issued to a sole shareholder 100 common shares of stock for a value of $100, or $1.00 per share.